UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): January 19, 2007
CDW Corporation
(Exact Name of Registrant as Specified in Its Charter)

Illinois	0-21796	36-3310735

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 N. Milwaukee Ave. Vernon Hills, Illinois	60061

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (847) 465-6000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
CDW Corporation (the “Company”) announced today that Ms. Sandra M. Rouhselang, Vice President and Corporate Controller and the Company’s principal accounting officer, will transition from her current role to the Company’s newly created, part-time position of Director, Decision Support. This change in roles is due to Ms. Rouhselang’s personal decision to move to a part-time schedule. Once her replacement is named, Ms. Rouhselang will move to her new role, and will continue to report to the Company’s Chief Financial Officer. Ms. Rouhselang will assist her replacement in the transition.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CDW CORPORATION
Date: January 19, 2007	By:	/s/ Barbara A. Klein
Barbara A. Klein
Senior Vice President and Chief Financial Officer